UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2016

Tech Central, Inc.

(Name of small business issuer in its charter)

Wyoming	7812	46-5642819
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Code Number)

134 West Mission
Fallbrook, CA 92028
TechCentralinc.com
702-241-3268

(Address and telephone number of registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 27, 2016, George Stewart, CPA resigned as the Company’s independent registered public accounting firm and the Company engaged Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm. The engagement of the Fruci & Associates II, PLLC  was approved by the Company’s Board of Directors.

The Resignation of George Stewart, CPA

George Stewart, CPA was the independent registered public accounting firm for the Registrant from July 14, 2015 until October 27, 2016. George Stewart, CPA’s report on the Registrant's financial statements for the years ended December 31, 2015 and 2014 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) were modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of George Stewart, CPA, would have caused it to make reference to the subject matter of the disagreements in connection with its report for the years ended December 31, 2015 and 2014 and any subsequent interim period preceding October 27, 2016. As indicated above, during the above stated periods there were no disagreements on any matters of accounting principles or practice, financial statement disclosures, or audited scope or procedures, which disagreements, if not resolved to the satisfaction of George Stewart, CPA would have caused the registrant to make reference to the subject matter of the disagreements in connection with his reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the fiscal years ended December 31, 2015 and 2014 and any subsequent interim period preceding October 27, 2016.

However, the reports of George Stewart, CPA on our financial statements for the years ended December 31, 2015 and 2014 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided George Stewart, CPA with a copy of this disclosure and has requested that George Stewart, CPA furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.

A copy of the letter from George Stewart, CPA addressed to the Securities and Exchange Commission dated October 27, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Fruci & Associates II, PLLC

Prior to October 27, 2016, the date that Fruci & Associates II, PLLC  was retained as the principal independent accountants of the Registrant:

(1)   The Registrant did not consult Fruci & Associates II, PLLC  regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

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(2)    Neither a written report nor oral advice was provided to the Registrant by Fruci & Associates II, PLLC  that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)    The Registrant did not consult Fruci & Associates II, PLLC  regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

 Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

16.1	Letter, dated October 27, 2016 from George Stewart, CPA to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tech Central, Inc. (Registrant)
October 28, 2016	By:	/s/ Joe Lewis
		Name:	Joe Lewis
		Title:	Chief Executive Officer

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